UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2011

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On October 25, 2011, the shareholders of Cree, Inc. (the “Company”) approved an amendment to the Company’s 2004 Long-Term Incentive Compensation Plan (the “Plan”).  The Plan was amended to increase the number of shares that may be issued under the Plan by 4,000,000 shares and to limit the number of shares that can be awarded as restricted stock, stock units and performance units on or after October 25, 2011 to 1,000,000 shares.

    The terms of the Plan are set forth under the caption “Proposal No. 2 – Approval of Amendment to 2004 Long-Term Incentive Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2011 annual meeting filed with the Securities and Exchange Commission on September 2, 2011.  Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, as amended, filed as Exhibit 10.1 to this report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

    The Company held its Annual Meeting of Shareholders on October 25, 2011. The shareholders considered six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 2, 2011.

   Proposal No. 1: Election of eight nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld
Charles M. Swoboda	43,558,818	17,815,735
Clyde R. Hosein	44,951,378	16,423,175
Robert A. Ingram	38,957,318	22,417,235
Franco Plastina	44,948,508	16,426,045
Alan J. Ruud	60,233,903	1,140,650
Robert L. Tillman	44,823,891	16,550,662
Harvey A. Wagner	44,930,914	16,443,639
Thomas H. Werner	44,953,315	16,421,238

    Broker Non-Votes:  27,116,106

All nominees were elected.

   Proposal No. 2: Approval of an amendment to the 2004 Long-Term Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan and to decrease the number of shares that can be awarded as restricted stock, stock units and performance units.  The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of 2004 Long-Term Incentive Compensation Plan amendment	55,151,205	5,932,527	290,821

    Broker Non-Votes:  27,116,106

    Proposal No. 2 was approved.

   Proposal No. 3: Approval of an amendment to the 2005 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of 2005 Employee Stock Purchase Plan amendment	59,457,124	1,638,707	278,722

    Broker Non-Votes:  27,116,106

    Proposal No. 3 was approved.

   Proposal No. 4: Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 24, 2012. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of Ernst & Young LLP appointment	87,848,739	436,356	205,564

    Proposal No. 4 was approved.

   Proposal No. 5: Advisory (nonbinding) vote on executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote on executive compensation	54,539,686	6,668,658	166,209

    Broker Non-Votes:  27,116,106

    Proposal No. 5 was approved.

   Proposal No. 6: Advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation. The votes were cast as follows:

	Votes For 1 Year	Votes For 2 Years	Votes for 3 Years	Abstained
Advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation	56,929,271	247,926	4,050,914	146,442

    Proposal No. 6 was approved for “1 Year”.

Item 8.01	Other Events

    On October 25, 2011, the shareholders of the Company approved an amendment to Section 12(a) of the Company’s 2005 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares that may be issued under the ESPP by 1,000,000 shares.  Effective October 25, 2011, the Board of Directors (the “Board”) of the Company approved additional amendments to the ESPP that did not require shareholder approval.  A copy of the ESPP, as amended, is filed as Exhibit 10.2 to this report on Form 8-K.

    Effective October 25, 2011, the Board elected Robert A. Ingram as the Company’s Lead Independent Director and Chairman of the Governance and Nominations Committee.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

10.1	2004 Long-Term Incentive Compensation Plan, as amended
10.2	2005 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ John T. Kurtzweil
John T. Kurtzweil
Executive Vice President, Chief Financial Officer and Treasurer

Date:  October 27, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2004 Long-Term Incentive Compensation Plan, as amended
10.2	2005 Employee Stock Purchase Plan, as amended